SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):
                              November 1, 1995

                              PROFFITT'S, INC.
           (Exact name of registrant as specified in its charter)

                                 TENNESSEE
               (State or other jurisdiction of incorporation)

          0-15907                          62-0331040
     (Commission File Number)      (IRS Employer Identification No.)

               P.O. Box 9388
               Alcoa, TN                             37701

     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:
                 (615) 983-7000

     Item 5.   Other Events.

          On November 1, 1995, Proffitt's, Inc. (the "Company") prepared Discussion Information for Financial Analysts' Presentation in connection with the Company's proposed merger transaction involving Younkers, Inc. and Baltic Merger Corporation. Pursuant to General Instruction F to Form 8-K, the Discussion Information prepared November 1, 1995 is incorporated herein by reference and is attached hereto as Exhibit 99.


     Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               The following exhibit is filed as a part of this report:

     Exhibit
     Number         Description


        99     Discussion Information for Financial Analysts'
               Presentation

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROFFITT'S, INC.



     Date: November 1, 1995        /s/ R. Brad Martin
           ----------------        ------------------
                                   R. Brad Martin
                                   (Printed)

                                   Chairman of the Board
                                     and Chief Executive
                                     Officer
                                   (Title)